SUPPLEMENT DATED DECEMBER 19, 2012

TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS CLASS P SHARES

DATED DECEMBER 19, 2012 FOR THE PL FLOATING RATE INCOME FUND

AND JULY 1, 2012 FOR ALL OTHER FUNDS

This supplement revises the Pacific Life Funds Class P Shares prospectus dated December 19, 2012 for the PL Floating Rate Income Fund and July 1, 2012 for all other funds (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of the date of the supplement, unless otherwise noted below. Remember to review the Prospectus for other important information.

All references to ClearBridge Advisors, LLC are replaced with ClearBridge Investments, LLC.

Disclosure Changes to the Fund Summaries section

PL Emerging Markets Debt Fund – The following is added to the table in the Fund management subsection:

Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee	Since 2012

PL Comstock Fund – The following is added to the Principal investment strategies subsection as the second and third paragraphs:

The fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and those in emerging market countries.

The manager may use foreign currency forwards, which are sold to hedge against currency fluctuations.

In addition, the following is added to the Principal risks subsection:

•

Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency. Currency risk may also entail some degree of liquidity risk, particularly in emerging market currencies.

•

Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•

Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•

Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•

Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to risk of default or bankruptcy of the counterparty. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

•

Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. The loss on a leveraged investment may far exceed the fund’s principal amount invested. Leverage can magnify the fund’s gains and losses and therefore increase its volatility.

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change frequently and impact a fund significantly.

PL Large-Cap Growth Fund – Effective January 1, 2013, as approved by the Pacific Life Funds’ board of trustees (Board), including a majority of independent trustees, at its meeting held on December 12, 2012, BlackRock Investment Management, LLC (BlackRock) will become the interim manager of the PL Large-Cap Growth Fund. Under the terms of the interim management agreement approved by the Board, BlackRock may serve as the interim manager of the fund for up to 150 days. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the fund, intends to recommend to the Board a non-interim manager for the fund, along with related investment strategy or policy changes for the fund, to be implemented by May 1, 2013 (or in any event no later than May 30, 2013). PLFA will waive approximately 0.275% from its advisory fee for the fund through the interim period that BlackRock manages the fund. All references to the name of the current portfolio manager will be replaced with BlackRock Investment Management, LLC effective January 1, 2013.

BlackRock will manage the fund using a large-cap growth index strategy. This index strategy is different from the active large-cap growth strategy used by the fund’s current manager, primarily in that the selection of investments under the index strategy is based on what investments are included in the fund’s benchmark index, as opposed to the current strategy of selecting investments based on factors used by the portfolio manager. However, despite such difference, the fund’s strategy will continue to focus on large-capitalization growth stocks and will retain the same primary benchmark index, the Russell 1000 Growth Index, through the interim management period. BlackRock has used this index strategy for several years managing the PD Large-Cap Growth Index Portfolio, an underlying portfolio option to the Pacific Dynamix Portfolios of Pacific Select Fund, an affiliated trust of Pacific Life Funds to which PLFA also serves as investment adviser.

In order to facilitate this change, certain of the fund’s holdings will be sold and new investments purchased in accordance with recommendations by BlackRock. PLFA may begin this transitioning prior to January 1, 2013. PLFA and/or the fund will retain a transitioning agent in order to reduce the transaction costs associated with the purchase and sale of portfolio holdings in connection with this manager transition. As described herein and below, certain investment policies and strategies of the fund will change at that time.

Effective January 1, 2013, the following replaces the disclosure in the Principal investment strategies subsection:

Under normal circumstances, this fund invests at least 80% of its assets in equity securities of large-capitalization companies. The fund primarily invests in large-capitalization companies included in the fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The fund’s current benchmark index is the Russell 1000 Growth Index. As of December 31, 2011, the market capitalization range of the Russell 1000 Growth Index was approximately $117.34 million to $401.25 billion. Generally, these securities are those that are included in the Russell 1000 Growth Index or have economic characteristics similar to securities included in that index. The Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The manager principally invests in common stock.

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The fund will generally hold substantially all of the stocks in the index and tries to match its sector weightings and characteristics. The manager periodically reviews and rebalances the fund’s investments to more closely track the performance of the index. The manager will not actively manage the fund or carry out a financial analysis of its holdings.

The manager will not deviate from the above noted strategies at any time for any reason.

Further, effective January 1, 2013, the Active Management Risk and Small Number of Holdings Risk are deleted from the Principal risks subsection and the following is added:

•	Tracking Error Risk: Performance of the fund may vary substantially from the performance of the fund’s benchmark index due to imperfect correlation between the fund’s investments and the index.

Also effective January 1, 2013, the Management Firm subsection and the table within that subsection are replaced with the following:

Management Firm – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2013
Edward Corallo, Managing Director and Portfolio Manager	Since 2013
Greg Savage, CFA, Managing Director	Since 2013

PL Mid-Cap Equity Fund – Effective January 1, 2013, pursuant to approval by the Pacific Life Funds’ board of trustees, including a majority of independent trustees, at its meeting held on September 11, 2012, Scout Investments, Inc. (Scout) will become the manager of the PL Mid-Cap Equity Fund. All references to the name of the current fund manager will be replaced with Scout Investments, Inc. In order to facilitate this change, certain of the fund’s holdings will be sold and new investments purchased in accordance with recommendations by Scout. PLFA, the investment adviser to the fund, may begin this transitioning prior to January 1, 2013. PLFA and/or the fund will retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of fund holdings in connection with this manager transition. As described below, certain investment policies and strategies of the PL Mid-Cap Equity Fund will change at that time.

Effective January 1, 2013, the following replaces the second and third paragraph in the Principal investment strategies subsection:

The fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its assets in securities of foreign companies, including through American Depositary Receipts (ADRs).

The manager seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the manager considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

Further, effective January 1, 2013, the following is added to the Principal risks subsection:

•

Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

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•

Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Also effective January 1, 2013, the table in the Fund management subsection is replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
G. Patrick Dunkerley, CFA, Lead Portfolio Manager	Since 2013
Derek M. Smashey, CFA, Co-Portfolio Manager	Since 2013
John A. Indellicate II, CFA, Co-Portfolio Manager	Since 2013

Disclosure Changes to the Additional Information About Investments, Strategies and Risks section

PL Large-Cap Growth Fund – Effective January 1, 2013, the following replaces the disclosure in the Investments and strategies subsection:

Under normal circumstances, this fund invests at least 80% of its assets in securities of large-capitalization companies. The fund primarily invests in large-capitalization companies included in the fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The fund’s current benchmark index is the Russell 1000 Growth Index. As of December 31, 2011, the market capitalization range of the Russell 1000 Growth Index was approximately $117.34 million to $401.25 billion. Generally, these securities are those that are included in the Russell 1000 Growth Index or have economic characteristics similar to securities included in that index. The Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The manager principally invests in common stock.

The fund will generally hold substantially all of the stocks in the index and tries to match its sector weightings and characteristics. Since the fund generally invests in securities that are included in the index, as well as securities that have economic characteristics similar to securities included in the index, it is expected to have similar risk characteristics and performance. The manager periodically reviews and rebalances the fund’s investments to more closely track the performance of the index. It will not, however, actively manage the fund or carry out a financial analysis of its holdings.

Returns will likely be lower than the index because of transaction costs and other expenses the fund has to pay. The fund’s ability to match the returns of the index will also depend on the size of the fund, its cash flow, and how easy it is to sell the investments it holds.

The fund is expected to have lower transaction costs than actively managed funds because it generally makes fewer transactions.

The fund may hold some cash for liquidity, but the manager will not deviate from the above noted strategies at any time for any reason.

In addition, effective January 1, 2013, the Active Management Risk and Small Number of Holdings Risk are deleted from Principal Risks and the following is added:

•	Tracking Error Risk

Further, effective January 1, 2013, all disclosure following the list of risks in Principal Risks is deleted.

PL Comstock Fund – The first and third full sentences under Principal Risks are moved to the Investments and strategies subsection as the second and third paragraphs.

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In addition, the following risks in Other (Non-Principal) Risks are moved into Principal Risks:

•	Currency Risk
•	Derivatives
•	Emerging Markets Risk
•	Foreign Markets Risk
•	Forward Commitments Risk
•	Leverage Risk
•	Regulatory Impact Risk

PL Mid-Cap Equity Fund – Effective January 1, 2013, the second and third paragraph in the Investments and strategies subsection is replaced with the following:

The fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its assets in securities of foreign companies, including through American Depositary Receipts (ADRs).

The manager seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the manager considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

In addition, effective January 1, 2013, the sentence preceding the Other (Non-Principal) Risks subsection is replaced with “The manager may also invest in equity securities of smaller and larger-capitalization companies.”

Further in the same subsection, the following risks are moved into Principal Risks:

•	Currency Risk
•	Foreign Markets Risk

Regulatory Impact Risk in the Additional Risk Information subsection is replaced with the following:

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change frequently and impact a fund significantly.

Disclosure Changes to the Additional information about fees and expenses section

Effective January 1, 2013, the disclosure in the PL Large-Cap Growth Fund section is replaced with: PLFA has agreed to waive 0.025% of its management fee through June 30, 2013. PLFA has also agreed to waive approximately 0.25% of its management fee as long as BlackRock Investment Management LLC (BlackRock) remains the interim manager of the portfolio.

Disclosure Changes to the Other Fund Information section

The last two sentences of the first paragraph in the How Share Prices are Calculated subsection under the “Determination of Net Asset Value” caption are deleted. The following is added as the first sentence of the first paragraph under the “Investment Valuation” caption:

The value of each security or other investment is the amount which a fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business.

The following is added to the fourth paragraph in the How Share Prices are Calculated subsection under the “Determination of Net Asset Value” caption:

Certain funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or days when the funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem fund shares.

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Also under the “Investment Valuation” caption, the first bulleted paragraph is deleted and replaced with the following:

•

Domestic Equity Investments. For domestic equity investments (including exchange traded futures and options), Pacific Life Funds normally uses the last reported sale price received shortly after the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

and the third bulleted paragraph is deleted and replaced with the following:

•

Over the Counter (OTC) Investments. OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued using alternative valuation methodologies approved by the Board. Forward foreign currency contracts are generally valued using broker-dealer quotations, actual trading information, and foreign currency exchange rates gathered from leading market makers.

Disclosure Changes to the About the Managers section

The following is added to the Ashmore Investment Management Limited table:

Robin Forrest	Senior portfolio manager of Ashmore since 2006 and a member of its investment committee since 2012. Mr. Forrest has over 19 years of investment experience including capital markets, origination, structuring, execution, syndication, risk management, and credit within loan and high yield markets as well as emerging markets. He has a BA from Oxford University.

Effective January 1, 2013, the following replaces the table for the current manager of the PL Large-Cap Growth Fund:

BlackRock Investment Management, LLC

1 Univesity Square Drive, Princeton, New Jersey 08540

BlackRock Investment Management, LLC (BlackRock) is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S. BlackRock Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2011, BlackRock’s, including its affiliates, total assets under management were approximately $3.51 trillion.

PL LARGE-CAP GROWTH FUND

Christopher Bliss, CFA, CPA	Managing director and portfolio manager of BlackRock since 2009 and member of BlackRock’s institutional index equity team since 2004. Mr. Bliss was promoted to the head of BlackRock’s institutional index equity portfolio management team in 2011. Prior to this role, he was team lead of several indexed and enhanced emerging markets products at BGI from 2005 to 2009, when it merged with BlackRock, and subsequently at BlackRock from 2009 to 2011. Mr. Bliss has over 16 years of investment experience. He has a BS from Northern Illinois University and an MBA from the University of Chicago.

Edward Corallo	Managing director and portfolio manager of BlackRock and member of BlackRock’s institutional index equity team since 2009. Mr. Corallo was head of the institutional indexing group at BGI from 2007 to 2009, when it merged with BlackRock, and portfolio manager of BGI from 1999 to 2009. He has over 14 years of investment experience. Mr. Corallo has a BS from San Diego State University and an MBA from the University of San Diego.

Greg Savage, CFA	Managing director of BlackRock since 2010 and head of iShares portfolio management within BlackRock’s index equity team since 2011. Mr. Savage was senior portfolio manager and team leader in the iShares index equity portfolio management group at BGI from 2001 to 2009, when it merged with BlackRock. Mr. Savage has over 16 years investment experience. He has a BS from the University of Colorado at Boulder.

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The following replaces the address for MFS Investment Management:

111 Huntington Avenue, Boston, MA 02116

Effective January 1, 2013, the following replaces the table for the current manager of the PL Mid-Cap Equity Fund:

Scout Investments, Inc.

928 Grand Boulevard, Kansas City, Missouri 64106

Scout Investments, Inc. (Scout) is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. Scout is a wholly-owned subsidiary of UMB Financial Corp. As of June 30, 2012, total assets under management were approximately $22.4 billion.

PL MID-CAP EQUITY FUND

G. Patrick Dunkerley, CFA	Portfolio manager of Scout since 2006. Mr. Dunkerley has more than 19 years investment experience. He earned his BS in Business Administration from the University of Missouri and his MBA from Golden Gate University.

Derek M. Smashey, CFA	Portfolio manager of Scout since 2006. Mr. Smashey has more than 9 years investment experience. Mr. Smashey earned his BS in Finance from Northwest Missouri State University and his MBA from the University of Kansas.

John A. Indellicate II, CFA	Portfolio manager of Scout since 2011 and a quantitative and securities analyst at Scout from 2004 to 2011. Mr. Indellicate has more than 8 years of investment experience. He earned his BA in Economics from Harvard University.

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SUPPLEMENT DATED DECEMBER 19, 2012

TO THE PACIFIC LIFE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated December 19, 2012 for Advisor Class Shares of all Funds and Class P Shares of the PL Floating Rate Income Fund, December 3, 2012 for the PL Alternative Strategies, PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds, and July 1, 2012 for all other Funds and Share Classes

This supplement revises the Pacific Life Funds Statement of Additional Information dated December 19, 2012 for Advisor Class Shares of all Funds and Class P Shares of the PL Floating Rate Income Fund, December 3, 2012 for the PL Alternative Strategies, PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds, and July 1, 2012 for all other Funds and Share Classes (SAI), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information.

COVER

The ticker symbol for the Advisor Class of the PL High Income Fund is replaced with PLHYX.

ADDITIONAL INVESTMENT POLICIES OF THE FUNDS

Effective January 1, 2013, BlackRock Investment Management, LLC will serve as the interim manager of the PL Large-Cap Growth Fund under an interim management agreement for up to 150 days. Accordingly, effective January 1, 2013, the PL Large-Cap Growth Fund section is replaced with the following:

In addition to the principal investment policies and techniques described in the Prospectus, the Fund, as a non-principal investment strategy, may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Fund attempts to track or which tend to move together with stocks included in the index. The Fund may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure to the Funds’s cash. The Fund may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and REITs. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities.

The Fund may not invest in restricted securities (including private placements).

ORGANIZATION AND MANAGEMENT OF PACIFIC LIFE FUNDS

The Retirement Policy for Independent Trustees section is deleted in its entirety.

Effective January 1, 2013, the following replaces footnote 2 in the Advisory Fee Schedules chart for the PL Large-Cap Growth Fund:

2   PLFA has agreed to waive 0.025% of its advisory fee through June 30, 2013. PLFA has also agreed to waive approximately 0.25% of its advisory fee as long as BlackRock Investment Management LLC (BlackRock) remains the interim Manager of the Fund.

INFORMATION ABOUT THE MANAGERS

Effective January 1, 2013, in the Fund Management Firms section, the following is added:

BlackRock Investment Management, LLC (BlackRock)

BlackRock is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

In addition, the reference to ClearBridge Advisors, LLC (ClearBridge) is replaced with ClearBridge Investments, LLC (ClearBridge).

Furthermore, effective January 1, 2013, information regarding Lazard Asset Management LLC (Lazard) is replaced with the following:

Scout Investments, Inc. (Scout)

Scout is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. Scout is a wholly-owned subsidiary of UMB Financial Corporation.

Effective January 1, 2013, in the Fund Management Fee Schedules chart, the annual fund management fees for the PL Large-Cap Growth Fund are deleted and replaced with the following:

Manager	Fund		Annual Fund Management Fees (as a percentage of average daily net assets)
BlackRock	PL Large-Cap Growth	[1]	On combined net assets: 0.04% on the first $300 million 0.02% on excess

Effective January 1, 2013, in the Compensation Structures and Methods section, the following is added:

BlackRock

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Corallo, Bliss and Savage’s performances are not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Corallo, Bliss, Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Corallo, Bliss, and Savage are each eligible to participate in these plans.

In addition, effective January 1, 2013, information regarding Lazard is replaced with the following:

Scout

Scout implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards. The basic compensation structure combines a fixed base salary supplemented with a variable bonus plan that has the potential to equal base salary. Scout places a strong emphasis on portfolio performance and believes the portfolio manager’s compensation should be a reflection of the success provided to clients of Scout. This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can equal base salary, providing the greatest incentive to align investment management to the client’s success.

The bonus plan incorporates the investment performance of the management team and growth in assets under management generated by new business. Pre-tax investment performance accounts for 80% while new business generation accounts for 20% of the bonus plan structure. Investment performance is evaluated on a 1-year and 3-year time frame based on two factors. Initially, performance is judged against the unmanaged benchmark index assigned to the investment strategy. Next, performance is measured relative to the median investment manager performance in the strategy’s discipline according to the Lipper Mid-Cap Core Fund Index. Finally, performance is assessed on whether the manager was able to achieve the top quartile of the Lipper Mid-Cap Core Fund Index.

Scout employs an incentive stock option program. However, this program currently comprises a very small portion of overall compensation. Scout continually evaluates strategies to keep it competitive in overall compensation and align the structure directly to the success of Scout’s clients. Scout does not enter into any employment contracts or non-compete agreements with any of its investment professionals.

In the Other Accounts Managed section under the Asset Based Fees table, the following information regarding Robin Forrest with respect to the PL Emerging Markets Debt Fund is added:

	ASSET BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
PL Emerging Markets Debt
Robin Forrest[1]	10	$1,652,934,905	48	$21,781,245,830	38	$34,271,654,210

[1]	Other Accounts Managed information as of August 31, 2012.

Effective January 1, 2013, information regarding the PL Mid-Cap Equity Fund and the PL Large-Cap Growth Fund is replaced with the following:

	ASSET BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
PL Mid-Cap Equity
G. Patrick Dunkerley[1]	1	$1,289,530,471	None	N/A	5	$188,523,307
Derek M. Smashey[1]	1	$1,289,530,471	None	N/A	5	$188,523,307
John A. Indellicate II1	1	$1,289,530,471	None	N/A	5	$188,523,307
PL Large-Cap Growth
Christopher Bliss[2]	64	$47,090,000,000	152	$389,100,000,000	106	$258,800,000,000
Edward Corallo[2]	64	$47,090,000,000	165	$394,600,000,000	117	$262,400,000,000
Greg Savage[2]	25	$363,400,000,000	83	$60,850,000,000	4	$123,500,000

[1]	Other Accounts Managed information as of August 31, 2012.
[2]	Other Accounts Managed information as of September 30, 2012.

In addition, in the Performance Based Fees table, the following information regarding Robin Forrest is added:

	PERFORMANCE BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
PL Emerging Markets Debt
Robin Forrest[1]	None	N/A	15	$12,339,462,251	2	$270,897,571

[1]	Other Accounts Managed information as of August 31, 2012.

Effective January 1, 2013, information regarding the PL Mid-Cap Equity Fund is deleted and replaced with the following and information regarding the PL Large-Cap Growth Fund is added as follows:

	PERFORMANCE BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
PL Mid-Cap Equity
G. Patrick Dunkerley[1]	None	N/A	1	$107,298,094	None	N/A
Derek M. Smashey[1]	None	N/A	1	$107,298,094	None	N/A
John A. Indellicate II1	None	N/A	1	$107,298,094	None	N/A
PL Large-Cap Growth
Christopher Bliss[2]	None	N/A	1	$988,600,000	None	N/A

[1]	Other Accounts Managed information as of August 31, 2012.
[2]	Other Accounts Managed information as of September 30, 2012.

Effective January 1, 2013, in the Material Conflicts of Interest section, the following is added:

BlackRock

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

In addition, effective January 1, 2013, information regarding Lazard is replaced with the following:

Scout

Scout and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Portfolio and/or that engage in transactions in the same types of securities and instruments as the Portfolio. Scout has adopted policies and procedures to address the allocation of investment opportunities, the execution of portfolio transactions and other potential conflicts of interest that are designed to ensure that all clients are treated fair and equitably over time. Scout and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the Portfolio invests. Such activities could affect the prices and availability of the securities and instruments in which the Portfolio invests, which could have an adverse impact on the Portfolio’s performance. When Scout or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable in accordance with Scout’s policies and procedures. In some cases, these transactions may adversely affect the size or price of the assets purchased or sold for the Portfolio. Further, transactions in investments by one or more other accounts or clients advised by Scout may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. This may occur when investment decisions regarding the Portfolio are based on research or other information that is also used to support decisions or advice for other accounts. When Scout or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Portfolio, market impact, liquidity constraints or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolios could otherwise be disadvantaged. Such transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. Employees of Scout, including investment personnel, may buy and sell securities for their own personal accounts that are also bought and sold for the Portfolio. Scout has adopted and enforces a Code of Ethics that requires employees to follow standards of conduct when conducting these personal transactions.

APPENDICES

Effective January 1, 2013, Appendix J regarding Lazard is replaced with the following:

Appendix J

Scout

Proxy Voting Policy

May 2012

Policy Objective

Scout Investments (“SI”) as an investment adviser and a fiduciary to its investment advisory clients has adopted this Policy with the objective of: (i) ensuring that SI votes client securities in the best interest of its clients; and (ii) addressing material conflicts that may arise between SI’s interests and those of its clients

Policy

SI will vote securities for each client account for which it has authority in a manner solely in the best interest of the client. Voting rights will be exercised on all decisions that have any effect on the value of the security and will be exercised so as to attempt to maximize or protect the value of the security looking at both the short-term and long-term consequences. The exclusive purpose will be to provide benefits to the client by considering those factors that affect the value of the security and give the greatest benefit to the client. Unless the power to vote securities held in a client’s account has been reserved in writing by that client, SI will have the responsibility and authority for voting securities in that client’s account in accordance with this Policy. Notwithstanding the foregoing, SI may not vote every proxy when it determines in good faith that refraining from voting is in the client’s best interests. Examples include, but are not limited to:

1.	Where casting a vote may require extraordinary expense, such as traveling to a foreign country to vote in person or retaining local powers of attorney;
2.	Ballots that are not received on a timely basis;
3.	Inadequate information on the proxy item or where it appears to be no relationship between the proxy vote and underlying investment’s value; or
4.	Where casting a vote may require suspension of the ability to trade the security.

SI may also accept different voting guidelines provided by a client to be use exclusively for voting securities in that client’s account.

Proxy Voting Committee

The Proxy Voting Committee will consist of those individuals designated from time to time by SI’s Chief Executive Officer. Members of the committee will serve at the discretion of the Chief Executive Officer subject to removal or resignation, or termination of the member’s employment with SI.

Voting

Scout has adopted General Proxy Voting Standards and Guidelines (“Guidelines”). SI has also retained a third-party proxy advisory firm (“Third-Party Proxy Advisory Firm”) to assist in the collection and review of ballots and to provide SI with voting recommendations based upon the Guidelines.

The Proxy Voting Committee will review the Voting Guidelines periodically, but no less often than annually. In conjunction with the Third-Party Proxy Advisory Firm, the Chief Operating Officer will ensure that the following procedures relating to the voting of securities in client accounts are followed:

1.	Collecting voting materials including research, recommendation, other communications relating to the voting and proxy statements or ballots upon receipt;
2.	Providing the voting materials to the appropriate SI associates;

3.	Collecting voting instructions and transmitting the instructions to the appropriate custodian, broker, nominee or other person;
4.	Developing voting records as described in this Policy; and
5.	Provide in writing to any client requesting information on voting of proxies with respect to portfolio securities, the information on how SI voted with respect to the securities held in the client’s account.

It is intended that the Voting Guidelines will be applied with a measure of flexibility. SI may vote securities other than as described in the Guidelines, if SI reasonably believe that it is in its clients’ best interest to do so consistent with the Policy. In these situations, a portfolio manager will submit the voting determination to the Proxy Voting Committee for review and approval. Prior to approving the voting determination, the Proxy Voting Committee will perform a conflicts of interest check on the proxy issue. If a material conflict of interest is identified, the Proxy Voting Committee will follow the procedures described below under Conflicts of Interest. In making these determinations, portfolio managers may rely upon the proxy statement, analysis, commentary and other information respecting the proxy vote in formulating its voting instruction.

Review of Third-Party Proxy Advisory Firm

SI shall review any Third-Party Proxy Advisory Firm periodically, but no less often than annually, consistent with the following measures:

1.	Obtain and review the voting recommendation of the Third Party Proxy Advisory Firm (or their voting guidelines), and review these documents for consistency with this Policy,
2.	Determine that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;
3.	Analyze potential conflicts of interest of the Third Party Proxy Advisory Firm with respect to companies the securities of which are the subject of voting recommendations, including procedures to minimize any potential conflicts of interest;
4.	Review the performance of the Third Party Proxy Advisory firm including the record of recommendations and the timeliness of communicating proxy votes.

Conflicts of Interest

Conflicts of interest may include, but are not limited to, where: (i) the issuer of securities is a client of SI, or its affiliates; (ii) the issuer has a material interest in SI or its affiliates; (iii) an officer or director of the issuer is an officer or director of SI or its affiliates; or (iv) the issuer is SI or an affiliate. If in the case a security vote presents the potential for a material conflict of interest between SI and a client, SI will vote the matter in accordance with the recommendation of the Third-Party Proxy Advisory Firm based upon the Guidelines. If no such recommendation is available and the Guidelines do not cover the matter, SI will refer the vote to the client and SI will vote in accordance with the client’s response. For any avoidance of doubt, if the vote is for any UMB Financial Corporation security, the Scout Funds or the securities of any their affiliates, SI will follow the procedures contained in this section.

Recordkeeping

SI will maintain the following books and records:

1.	A copy of each proxy statement that SI receives regarding client securities. SI may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system; and
2.	A record of each vote cast by SI on behalf of a client.

SI may rely on a third party to make and retain these records, on SI’s behalf, provided that SI has obtained an undertaking from the third party to provide a copy of the records promptly upon request

SI will also maintain the following books and records:

1.	Each version of this Policy in effect from time to time;
2.	A list of each client account for which SI has been authorized to vote proxies for the client’s securities;

3.	A copy of any document created by SI that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
4.	A copy of each written client request for information on how SI voted proxies on behalf of the client, and a copy of any written response by SI to any (written or oral) client request for information on how SI voted proxies on behalf of the requesting client.
5.	A copy of each Guidelines in effect.

In addition, effective January 1, 2013 the following is added:

APPENDIX S

BlackRock

(Updated December 2011)

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Accounting and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	overseeing and supporting management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called “shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), which reports to the equity portfolio management business and is considered an investment function. BlackRock maintains regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional Corporate Governance Committee. The Corporate Governance Committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Corporate Governance Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the Corporate Governance Group’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock,

BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

•

BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

•

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees reserve the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

•

BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

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BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

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In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

(Updated February 2012)

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles — 2011.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

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The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

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The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

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An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

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Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

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Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

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The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

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The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

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Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

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Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. include but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives of the company

•	An equity ownership in the company in excess of 20%

Age limits/term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances.

Proxy access mechanisms should provide shareholders with assurances that the mechanism will not be subject to abuse by short term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis in light of the specific terms of the proposal and the circumstances of the company.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

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For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Corporate political activities

Portfolio companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, and such processes should include a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting where there seems to be either a significant potential threat or realized harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.